THIS WARRANT WAS ORIGINALLY ISSUED ON OCTOBER [__] , 2007, AND SUCH ISSUANCE WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAWS.  NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO IT.

HOUSE OF TAYLOR JEWELRY, INC.

STOCK PURCHASE WARRANT

Date of Issuance: October [ __] , 2007	Certificate No. [_]

FOR VALUE RECEIVED, HOUSE OF TAYLOR JEWELRY, INC., a Nevada corporation (the "Company"), hereby grants to NEW STREAM SECURED CAPITAL, L.P. or its registered successors and/or assigns (the "Registered Holder") the right to purchase from the Company ONE MILLION SEVEN HUNDRED AND FIFTY THOUSAND (1,750,000) shares (the "Warrant Quantity") of its Common Stock, par value $.0001 per share, at a price per share of $1.10 per share, as adjusted, if applicable, in accordance with Section 3 of this Warrant (the "Exercise Price").  Certain capitalized terms used herein are defined in Section 1 hereof.  Capitalized terms that are not defined in this Warrant shall have the same meanings as they have in the Loan Agreement (as defined below).  The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

This Warrant is subject to the following provisions:

SECTION 1.

DEFINITIONS

.  The following terms have the meanings set forth below:

“Aggregate Exercise Price” shall have the meaning set forth in Section 2B of this Warrant.

“Additional Shares of Common Stock” means all shares (including treasury shares) of Common Stock issued or sold (or deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than:

(a)

shares issued on the exercise of this Warrant,

(b)

such number of additional shares as may become issuable on the exercise of this Warrant by reason of adjustments required pursuant to the anti-dilution provisions applicable to this Warrant as in effect on the date hereof,

(c)

shares, warrants, options and other Convertible Securities issued by the Company at any time to the Holder or any affiliate thereof,

(d)

securities issued upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock or Convertible Securities which are issued and outstanding on the date of this Agreement,

(e)

securities issued pursuant to acquisitions or strategic transactions approved by a majority of the directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities,

(f)

securities to be issued pursuant to the equity financing of approximately $5,800,000 as provided for in the Loan and Security Agreement of even date herewith between the Holder and the Company.  For purposes of this section, the securities referenced in this subsection (f) will be deemed to be issued and outstanding as of the date of this Agreement,

(g)

shares of Common Stock, options or warrants to employees, officers, directors, vendors or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the outside Directors and approved by the Company’s shareholders, not to exceed 18% of the fully diluted issued and outstanding shares of the Company’s common stock at the time of the adoption of such plan, or

(h)

warrants or options issued by the Company to its vendors and suppliers not to exceed 1,600,000 shares.

 “Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means the Company's common stock, par value $.0001 per share and any other stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“Convertible Securities” means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

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“Current Market Price” means, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

“Demanding Security Holders” shall have the meaning set forth in Section 5B of this Warrant.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” shall have the meaning set forth in Section 2A of this Warrant.

“Exercise Time” shall have the meaning set forth in Section 2B of this Warrant.

“Fair Value” means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith jointly by the Company and the Registered Holder; but if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding or, if that selection cannot be made within 10 days, by an appraiser selected by the American Arbitration Association in accordance with its rules.  The determination of such appraiser shall be final and binding on the Company and the Registered Holder, and the fees and expenses of such appraiser shall be paid by the Company.

“Fully Diluted Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at that date and all shares of Common Stock issuable in respect of outstanding Warrants on that date and other shares of Common Stock issuable pursuant to outstanding options or warrants to purchase, or securities convertible into, shares of Common Stock on that date.

“Loan Agreement “ shall mean the Loan and Security Agreement, dated as of October [__] , 2007, between the Company, as borrower, and New Stream Commercial Finance, LLC, as lender, as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Market Price” means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the

3

NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; but if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading.  If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the Fair Value thereof.

“Options” means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

“Other Securities” means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

“Purchase Rights” shall have the meaning set forth in Section 4 of this Warrant.

“Purchaser” shall have the meaning set forth in Section 2B of this Warrant.

“Registrable Securities” means (i) any of the shares of Common Stock issuable on the exercise of this Warrant and (ii) any shares of Common Stock issued or to be issued with respect to the Common Stock issuable on the exercise of this Warrant by way of a stock dividend or stock split. As to any particular Registrable Security, such security will cease to be a Registrable Security when it (A) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such security, (B) has been transferred through a broker-dealer in an open market transaction pursuant to Rule 144 (or any similar provision then in force) or (C) is eligible for sale pursuant to Rule 144(k) (or any similar provision then in force).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Warrants” shall have the meaning set forth in Section 8 of this Warrant.

SECTION 2.

EXERCISE OF WARRANT

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2A.

Exercise Period

.  The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the seventh anniversary thereof (the “Exercise Period”).  The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period.

2B.

Exercise Procedure.

(i)

This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):

(a)

a completed Exercise Agreement, as described in paragraph 2C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);

(b)

this Warrant;

(c)

if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

(d)

either (1) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the “Aggregate Exercise Price”) or (2) a check payable to the order of the Company in an amount equal to not less than one-half (½) of the Aggregate Exercise Price and payment of the balance of the Aggregate Exercise Price by either (A) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Current Market Price equal to the balance of the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Current Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (B) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Current Market Price of the Common Stock is equal to the balance of the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

(ii)

Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within 10 business days after the date of the Exercise Time.  Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially

5

identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such 10 business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

(iii)

The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

(iv)

The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.  Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

(v)

The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.  The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

(vi)

The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

(vii)

Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the Registered Holder, be conditioned on the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

(viii)

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants.  All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.  The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).  The Company shall not take

6

any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

(ix)

Upon any exercise of this Warrant, the Company may require customary investment representations from the Registered Holder and the Purchaser to assure that the issuance of the Common Stock hereunder shall not require registration or qualification under the Securities Act or any applicable state securities laws.

2C.

Exercise Agreement  Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.  Such Exercise Agreement shall be dated the actual date of execution thereof.

2D.

Fractional Shares  If a fractional share of Common Stock would, but for the provisions of paragraph 2A, be issuable on exercise of the rights represented by this Warrant, the Company shall, within 10 business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Current Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

SECTION 3.

ADJUSTMENTS.  The Company hereby agrees to adjust the number of shares issuable on the exercise of this Warrant and the Exercise Price as set forth in this Section 3.  The Company shall give the Registered Holder notice of any event described below which requires an adjustment pursuant to this Section 3 as required pursuant to Section 3K.  At any time and from time to time, on the request of the Registered Holder, the Company shall cause the appropriate adjustment or adjustments (to the extent that more than one event requiring an adjustment has occurred since the last adjustment was requested and made) to be made pursuant to this Section 3 in respect of each warrant outstanding.

3A.

Stock Dividends, Subdivisions and Combinations.  If at any time the Company shall:

(i)

take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock;

(ii)

subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

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(iii)

combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately before the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately before the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment.

3B.

Certain Other Dividends; Distributions.  If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i)

any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock); or

(ii)

any warrants or other rights to subscribe for or buy any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock);

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately before such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock, minus the amount allocable to one share of Common Stock of the fair value (as determined in good faith by the Company's Board of Directors and, if the Registered Holder objects to such determination, supported by an opinion from an investment banking firm of recognized  national standing reasonably acceptable to the Registered Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable referred to in subsection 3B(i) or 3B(ii), and (ii) the Exercise Price shall be adjusted to equal the Exercise Price multiplied by (A) the number of shares of Common Stock for which this Warrant is exercisable immediately before the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment, but if the foregoing adjustment would result in the Current Exercise Price being reduced to an amount equal to less than half the Current Exercise Price before such adjustment.  A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3B and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification,

8

such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3A.

3C.

Issuance of Additional Shares of Common Stock.  If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, for consideration in an amount per Additional Share of Common Stock less than the Exercise Price in effect immediately before the time of such issue or sale, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately before such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately before such issue or sale, and (2) the aggregate consideration received from the issuance or sale of the Additional Shares of Common Stock divided by the Current Market Price, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately before the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.  For the purposes of this Section 3C, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a binding contract for the issuance of such Additional Shares of Common Stock or (b) the date of actual issuance of such Additional Shares of Common Stock.

3D.

Issuance of Warrants or Other Rights.  If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable on the exercise of such warrants or other rights or on conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately before the time of such distribution, issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 3C on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (iii) the Company shall have received all of the consideration payable in respect of the issuance of such warrants or other rights, if any, as of the date of the actual issuance of such warrants or other rights.  No further adjustments of the Exercise Price shall be made on the actual issue of such Common Stock or of such Convertible Securities on exercise of such warrants or other rights or on the actual issue of such Common Stock on such conversion or exchange of such Convertible Securities except as provided in Section 3F.  For the purposes of this Section 3D, the date as of which the Current Market Price of Common Stock shall be computed shall be the earliest of (a) the date on which

9

the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (b) the date on which the Company shall enter into a binding contract for the issuance of such warrants or other rights or (c) the date of actual issuance of such warrants or other rights.

3E.

Issuance of Convertible Securities.  If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Exercise Price in effect immediately before the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 3C on the basis that (i) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Company shall have received all of the consideration payable in respect of the issuance of such Convertible Securities, if any, as of the date of actual issuance of such Convertible Securities.  No adjustment of the Current Exercise Price shall be made under this Section 3E on the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made on the issuance of such warrants or other rights pursuant to Section 3D.  No further adjustments of the Current Exercise Price shall be made on the actual issue of such Common Stock on conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made on exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 3, no further adjustments of the Exercise Price shall be made by reason of such issue or sale, except as provided in Section 3F.  For the purposes of this Section 3E, the date as of which the Current Market Price of Common Stock shall be computed shall be the earliest of (a) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (b) the date on which the Company shall enter into a binding contract for the issuance of such Convertible Securities or (c) the date of actual issuance of such Convertible Securities.

3F.

Superseding Adjustment.  If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable shall have been made pursuant to Section 3D or Section 3E as the result of any issuance of warrants, rights or Convertible Securities, and either (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised; or (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants, rights, or Convertible Securities, shall be increased or decreased; then such previous adjustment shall be rescinded and

10

annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.  Thereupon, a recomputation shall be made of the effect of such warrants or rights or other Convertible Securities on the then outstanding Warrants, but not on any then outstanding shares of Common Stock that have theretofore been issued on exercise of this Warrant, on the basis of (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor; and (ii) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

3G.

Other Provisions Applicable to Adjustments Under This Section.  The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable provided for in this Section 3:

(i)

Computation of Consideration.  To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or buy any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration that the Company receives therefor shall be the amount of the cash that the Company receives therefor, or, if the Company offers such Additional Shares of Common Stock or Convertible Securities for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses that the Company pays or incurs for and in the underwriting of, or otherwise in connection with, the issuance thereof).  To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance (as determined in good faith by the Company's Board of Directors and, if the Registered Holder objects to such determination, supported by an opinion from an investment banking firm of recognized national standing reasonably acceptable to the Registered Holder, the fees of such investment banking firm being borne by the Company).  In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Company's Board of Directors, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be.  The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or buy the same shall be the consideration that the Company receives for issuing such warrants or other rights plus the

11

additional consideration payable to the Company on exercise of such warrants or other rights.  The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any warrants or other rights to subscribe for or buy Convertible Securities shall be the consideration, if any, that the Company receives for issuing warrants or other rights to subscribe for or buy such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company on the exercise of the right of conversion or exchange in such Convertible Securities.  In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends on any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

(ii)

When Adjustments to Be Made.  The adjustments required by this Section 3 shall be made whenever and as often as reasonably requested by the Registered Holder pursuant to this Section 3, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3A) up to, but not beyond the date of exercise of this Warrant if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately before the making of such adjustment.  Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in a minimum adjustment or on the date of exercise of this Warrant.  For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii)

Fractional Interests.  In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to determine the number of shares of Common Stock for which this Warrant is exercisable.

(iv)

When Adjustment Not Required.  If the Company  takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and, thereafter and before the distribution to stockholders thereof, legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(v)

Challenge to Good Faith Determination.  Whenever the Company's Board of Directors is required to make a determination in good faith of the fair value of any item under this Section 3, such determination may be challenged in good faith by the Registered Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and reasonably acceptable to the Registered Holder.  The Company shall bear the expenses of any challenge made by the Registered Holder hereunder.

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(vi)

Treasury Stock.  The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Section.

3H.

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Company's Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of the Company's Common Stock, then the Registered Holder shall have the right thereafter to receive, on exercise of such Warrant (and without duplication in respect of any other provision of this Section 3), the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable on or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately before such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities under it, subject to such modifications as may be deemed appropriate (as determined by resolution of the Company's Board of Directors) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 3.  For purposes of this Section 3H “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation or which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or on the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3H shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets.

3I.

Common Stock.  In case at any time or from time to time the Company takes any action in respect of its Common Stock that would have a dilutive effect on the number of shares of Common Stock for which this Warrant is exercisable, other than any action described in this Section 3, then the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be determined by the Board of Directors in good faith to be equitable in the circumstances.

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3J.

Certain Limitations.  Notwithstanding anything herein to the contrary, there shall be no adjustment of the Exercise Price under this Warrant to the extent that such adjustment would cause the Exercise Price to be less than the par value per share of Common Stock.

3K.

Notices

(i)

Immediately upon any adjustment of the Warrant Quantity, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii)

The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any pro rata subscription offer to holders of Common Stock or (B) for determining rights to vote with respect to any reorganization, reclassification, merger, consolidation, disposition of substantially all of its assets, liquidation, dissolution or winding-up..

(iii)

The Company shall also give written notice to the Registered Holder at least 20 days prior to the date on which any reorganization, reclassification, merger, consolidation, disposition of substantially all of its assets, liquidation,, dissolution or winding-up shall take place.

SECTION 4.

PURCHASE RIGHTS.  If at any time the Company grants, issues or sells any options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock (the “Purchase Rights”), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable on complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

SECTION 5.

REGISTRATION RIGHTS

5A.

Required Registration.  At any time, and from time to time, after the first anniversary of the date of issuance of this Warrant and after receipt of a written request from the Registered Holder asking the Company to effect a registration (provided that the Company has previously not been required to effect two registrations with regard to the Registrable Securities as provided below) of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof and the number of Registrable Securities sought to be registered, thereupon the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities that the Company has been so asked by the Registered Holder, subject to the next paragraph, to register for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered, but the Company shall only be required to proceed with a registration pursuant to this Section 5A if the number of

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Registrable Securities that the Registered Holders and the Company shall have elected to include in such registration pursuant to this Section 5A have an aggregate Current Market Price in excess of $2,000,000, before deducting any underwriter commissions or discounts.  Except as otherwise provided in Section 5D the Company shall bear all expenses of such registration.

The Company shall not be required to effect more than two registrations in the aggregate pursuant to this Section 5A; but the right of the Registered Holder under this Section 5A to require the Company to effect a registration shall not be deemed to have been exercised if (x) a registration statement filed pursuant to this Section 5A shall not have become effective under the Securities Act other than at the request of the Registered Holder or as a result of any action on the part of the Registered Holder or (y) if a registration statement pursuant to this Section 5A shall have become effective under the Securities Act and (1) the underwriters, in the case of an underwritten offering, shall not purchase any Registrable Securities because of a failure of a condition contained in the underwriting agreement (other than a condition to be performed by the Registered Holder) relating to the offering covered by the registration statement or (2) the sale of the Registrable Securities pursuant to the registration statement is not effected due to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (other than a stop order, injunction, other order or requirement directly attributable to any action or inaction on the part of the Registered Holder).

If a registration pursuant to this Section 5A is underwritten and the managing underwriter or underwriters advise the Company and the Registered Holder in writing that, in their good faith opinion, the number of Registrable Securities requested to be included would adversely affect the marketing or price of the Registrable Securities to be sold, the Company will include in such registration pursuant to this Section 5A (i) first, the Registrable Securities requested to be included in such registration by the Registered Holder, and (ii) second, any other securities that the Company desires to include.  A registration shall not be considered to be a registration pursuant to this Section 5A, and the Company shall nevertheless pay the expenses of such registration, if (x) as a result of the foregoing allocation, the Registered Holder is not able to register and sell in the registration at least 75% of the Registrable Securities sought to be included in the registration, as specified in the notice by which the demand was made or (y) the registration statement requested by the Registered Holder does not become effective for any reason other than at the request of the Registered Holder.

The Company will not be obligated to effect any registration pursuant to this Section 5A within 9 months after the effective date of any previous registration statement.  In addition, the Company will not be obligated to effect any registration pursuant to this Section 5A if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the Company's board of directors, be materially detrimental to the Company or materially adversely affect a material Company financing project or a material proposed or pending acquisition, merger or other material corporate transaction to which the Company or any of its subsidiaries is or expects to be a party, but the Company may exercise such right to delay a request for registration not more than once for not more than 6 months in any 12-month period.

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5B.

Incidental Registration.  If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the “Demanding Security Holders”) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to the Company's employees pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock, it will give written notice to the Registered Holder at least 30 days before the initial filing with the Commission of the registration statement, which notice shall set forth the intended method of disposition of the securities that the Company proposes to register.  The notice shall offer to include in such filing the aggregate number of Registrable Securities as the Registered Holder may request.  Nothing in this Section 5B shall preclude the Company from discontinuing the registration of its securities being effected on its behalf under this Section 5B at any time and for any reason before the effective date of the registration relating thereto; but, in that event, the Company shall notify the Registered Holder of such discontinuation of the registration.

Each Registered Holder desiring to have Registrable Securities registered under this Section 5B shall advise the Company in writing within 20 days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is asked.  The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so asked, subject to the next sentence.  If the managing underwriter or underwriters of the proposed public offering shall advise the Company in writing that, in their good faith opinion, the number of securities to be included in such registration would materially and adversely affect the marketing or price of such securities to be sold, the Company will allocate the securities to be included in such registration (3) first, the securities to be included in such registration by the holder or holders initiating the registration and (4) the Registrable Securities requested to be included in such registration by the Registered Holder and securities proposed to be sold by the Company for its own account or requested to be included in such registration by holders of securities other than the Registered Holder (pro rata based on the number of securities proposed to be sold by all holders and the Company). Except as otherwise provided in Section 5D, the Company shall bear all expenses of such registration.

If any registration pursuant to this Section 5B is underwritten, the Company will select investment banker(s) and manager(s) and make other decisions regarding the underwriting arrangements for the offering.

The Company has not entered into, and on or after the date of this Warrant, will not enter into, any agreement that is inconsistent with the rights granted to the Registered Holder in this Warrant or that otherwise conflicts with its provisions. The rights granted to the Registered Holder under this Warrant do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.  Without limiting the generality of the foregoing, the Company shall not grant to any Person the right to request it to register any of its securities under the Securities Act unless the rights so granted are not in conflict with or inconsistent with the provisions of this Warrant.

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Unless otherwise consented to in writing by the managing underwriter or underwriters, neither the Company nor any holder of Registrable Securities will effect any public sale or distribution of its Common Stock or its Convertible Securities during the 10 day period before, and during the 60 day period beginning on, the closing date of each underwritten offering by the Company made pursuant to a registration statement filed pursuant to this Section 5B or Section 5A (except as part of such underwritten registration) whether or not the holder participates in such registration; and, except as may be required under agreements that the Company enters into before the date hereof, the Company shall cause each holder of its privately placed Common Stock or Convertible Securities issued by it at any time on or after the date of this Warrant to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act.

5C.

Registration Procedures.  If the Company is required by the provisions of this Section 5 to use its reasonable efforts (best efforts if the registration is pursuant to Section 5A) to effect the registration of any of its Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(i)

prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts (best efforts if the registration is pursuant to Section 5A) to cause the registration statement to become and remain effective for 90 days or such earlier time as all of such securities have been disposed of in a public offering;

(ii)

prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by the registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 90 days;

(iii)

furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

(iv)

use its reasonable efforts to register or qualify the securities covered by the registration statement under such other securities or blue sky laws of such jurisdictions as each holder of such securities shall request (but, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process or to subject itself to taxation in any jurisdiction), and do such other reasonable acts and things as may be required of it to enable such security holder to consummate the disposition in such jurisdiction of the securities covered by the registration statement;

(v)

use its reasonable efforts to cause the securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as

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may be necessary to enable such security holder to consummate the disposition of the securities covered by the registration statement;

(vi)

notify each security holder of any securities covered by the registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in subsection 5C(ii), of the Company’s becoming aware that the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any selling security holder, prepare and furnish to such selling security holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the buyers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii)

in the case of a registration pursuant to Section 5A and unless waived in writing by the Registered Holder, use its best efforts to obtain from either a nationally recognized underwriter or investment bank or an underwriter or investment bank selected by the Company and reasonably acceptable to the Registered Holder, a firm commitment (pursuant to an underwriting agreement in customary form) to underwrite the public offering of the securities covered by such registration statement;

(viii)

furnish, at the request of the Registered Holder requesting registration of Registrable Securities pursuant to Section 5A or 5B, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, or if such Registrable Securities are not being sold through underwriters, then to the Registered Holder, reasonably satisfactory in form and substance to such underwriters and to the Registered Holder and (2) a letter dated such date from the Company's independent certified public accountants, addressed to the underwriters, or if such Registrable Securities are not being sold through underwriters, then to the Company and, if feasible, to the Registered Holder substantially to the effect that they are independent certified  public accountants within the meaning of the Securities Act and  that, in the opinion of such accountants, the Company's financial statements and other financial data  included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.  Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Registered Holder may reasonably request.  Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Registered Holder may reasonably request;

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(ix)

enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(x)

make available for inspection by any selling security holder, by any underwriter participating in any disposition to be effected pursuant to the registration statement and by any attorney, accountant or other agent retained by any such selling security holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by such selling security holder, underwriter, attorney, accountant or agent in connection with such registration statement; and

(xi)

otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

It shall be a condition precedent to the Company's obligation to take any action pursuant to this Section 5 in respect of the securities that are to be registered at the request of the Registered Holder that such Registered Holder shall furnish to the Company such information regarding the securities held by such Registered Holder, the intended method of disposition thereof and any other information as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.  No Registered Holder may participate in any underwritten registration pursuant to this Warrant unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled under this Warrant to approve such arrangements; (b) completes and executes all questionnaires, powers of attorney, lock-up agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) provides all such information reasonably requested by the Company in connection with such registration.

5D.

Expenses.  All expenses incurred in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD, printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, including, without limitation, expenses of any special audits incident to or required by any such registration, fees and expenses incurred in connection with the listing of the securities on any securities exchange on which the Common Stock is then listed, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), fees and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to subsection 5C(iv) and any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, shall be paid by the Company, except that the Company shall not be liable for any underwriting discounts or commissions or any transfer taxes.  Notwithstanding the forgoing, in the event the Company has: (i) already filed a registration statement as a result of the Registered Holder exercising a

19

demand registration right as provide for in Section 5A; and (ii) notified the Registered Holder of the filing of a registration statement pursuant to Section 5B and such Registered Holders has declined to exercise its rights under Section 5B, upon the registration statement subject to such notification being declared effective, the Registered Holder will bear the costs, fees and expenses associated with the second demand registration right under Section 5A.

5E.

Indemnification and Contribution.  In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Section 5,

(i)

the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder’s directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on (5) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (6) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; but the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on (i) any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance on and in conformity with written information furnished to the Company by such holder specifically for use therein or (ii) a failure by the indemnified party to deliver a copy of the registration statement or prospectus or an amendment or supplement thereto after the Company has furnished the indemnified Person with a sufficient number of copies of the same.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

(ii)

Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, liabilities, joint or several, to which the Company, any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, liabilities (or actions in respect thereof) arise out of or are based on information in writing provided to the Company by such holder of such Warrant Stock contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; but such holder’s

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indemnification obligation under this subsection 5E(ii) shall be limited to an amount equal to the net proceeds actually received by the holder from the sale of Registrable Securities covered by the applicable registration statement.

(iii)

If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party under this Section 5 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 5E(iii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iv)

If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any holder or any Person controlling a holder in respect of which indemnity may be sought from the Company, such holder or controlling Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to a majority of the holders so indemnified and the payment of all reasonable expenses.  All such holders or such controlling Persons shall have the right to employ one counsel plus additional local counsel, if reasonably required, in any such action and to participate in the defense thereof unless, in the reasonable judgment of such holders or such controlling Persons, a conflict of interest exists and it is therefore advisable for such holders or controlling Persons to be jointly represented by separate counsel, and in that event the Company shall pay the reasonable fees and expenses of such separate counsel.  The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless each holder and any such controlling Person from and against any loss or liability by reason of such settlement or judgment.

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(v)

Indemnification similar to that specified in subsections (i) and (ii) of this Section 5E shall be given by the Company and each holder (with such modifications as shall be appropriate) with respect to any required registration, or other qualification of the Registrable Securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

5F.

Public Availability of Information.  From and after the date when any registration statement with respect to the Common Stock becomes effective and as long as required under the Exchange Act, the Company shall maintain the registration of its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act, or otherwise.  From and after the date when any registration statement of the Common Stock becomes effective, the Company shall comply with the reporting requirements of Section 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to the provisions of said Section 15(d)) and shall comply with, all other public information reporting requirements required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities, presently existing or hereafter adopted, including Rules 144 and 144A thereunder.

5G.

Supplying Information.  The Company shall cooperate with each holder of Registrable Securities in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

SECTION 6.

NO VOTING RIGHTS; LIMITATIONS OF LIABILITY.  THIS WARRANT SHALL NOT ENTITLE THE HOLDER HEREOF TO ANY RIGHTS AS A STOCKHOLDER OF THE COMPANY.  NO PROVISION HEREOF, IN THE ABSENCE OF AFFIRMATIVE ACTION BY THE REGISTERED HOLDER TO PURCHASE COMMON STOCK, AND NO ENUMERATION HEREIN OF THE RIGHTS OR PRIVILEGES OF THE REGISTERED HOLDER SHALL GIVE RISE TO ANY LIABILITY OF SUCH HOLDER FOR THE EXERCISE PRICE OF COMMON STOCK ACQUIRABLE BY EXERCISE HEREOF OR AS A STOCKHOLDER OF THE COMPANY.

SECTION 7.

WARRANT TRANSFERABLE.  Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

SECTION 8.

WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS.  This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender.  The date the Company initially issues this Warrant shall be deemed to be the "date of issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised

22

rights formerly represented by this Warrant shall be issued.  All Warrants representing portions of the rights hereunder are referred to herein as the “Warrants”.

SECTION 9.

REPLACEMENT.  Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

SECTION 10.

NOTICES.  Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

SECTION 11.

AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

SECTION 12.

DESCRIPTIVE HEADINGS; GOVERNING LAW.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

*  *  *  *  *  *

23

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the date of issuance of this Warrant.

HOUSE OF TAYLOR JEWELRY, INC.
By:
Name: Title:________________________

881041.7	Warrant

EXHIBIT I

EXERCISE AGREEMENT

To:

Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

Signature
Address

EXHIBIT II

ASSIGNMENT

FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Name(s) of Assignee(s)	Address(es)	No. of Shares
Signature

Witness